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                                  CORP EXEC VUL
          CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE INSURANCE

                                  INVESTING IN
                        VARIABLE LIFE SEPARATE ACCOUNT I

                        Supplement dated January 1, 2003
                         to Prospectus dated May 1, 2002


        This supplement amends the May 1, 2002 Prospectus for the Corporate Executive Series Variable Universal Life Insurance Policies ("policy"). You should read this information carefully before you invest in the Investment Divisions described in this supplement and retain this supplement for future reference. This supplement is not valid unless it is read in conjunction with the May 1, 2002 Prospectus for the policy. The terms we use in this supplement have the same meanings as in the Prospectus for the policy.

        The purpose of this supplement is to describe the two new Investment Divisions that will be available under the policy as of January 2, 2003. This supplement identifies the new Investment Divisions and provides information regarding each new Investment Division's fees, expenses and investment objectives. Keeping this purpose in mind, please note the following changes.

        Throughout the Prospectus, all references to "forty-six" (or 46) Investment Divisions are changed to refer to 48 Investment Divisions.

    On the Prospectus cover page, add the following to the list of available variable Investment Divisions:

    -   Scudder VIT EAFE(R) Equity Index Fund
    -   Scudder VIT Small Cap Index Fund

    On the Prospectus cover page, replace the seventh paragraph with the following:

        "The policyowner should read this prospectus and keep it for further reference. It contains information that the policyowner should know before investing in the Corporate Executive Series, a NYLIAC corporate sponsored variable universal life insurance policy. This Prospectus is valid only when accompanied by the prospectuses of the Mainstay VP Series Fund, Inc., The Alger American Fund, the American Century(R) Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Variable Investment Fund, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Lord Abbett Series Fund, Inc., MFS(R) Variable Insurance Trust SM, The Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc. and the Scudder VIT Funds (the "Funds," each individually a "Fund")."


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Under the section entitled PORTFOLIO FEES AND EXPENSES, add the following to the tables in that section:

                                                               Scudder VIT                Scudder VIT
                                                               EAFE(R) Equity Index       Small Cap Index
                                                               --------------------       ---------------
FUND ANNUAL EXPENSES
   (as a % of the average net assets for the fiscal year
   ended December 31, 2001)(a)
Advisory Fees                                                   0.45%(p)                  0.35%(q)
Administrative Fees                                             0.00%                     0.00%
12b-I Fees                                                      0.00%                     0.00%
Other Expenses                                                  0.20%                     0.10%
Total Fund Annual Expenses                                      0.65%                     0.45%


-----------------------

    (a) The Fund or its agents provided the fees and charges which are based on 2001 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

    (p) The Advisor has voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.65% of the average daily net assets of the Fund until June 30, 2003.

    (q) The Advisor has voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.45% of the average daily net assets of the Fund until June 30, 2003.

        On page 20, in the first paragraph under the bold heading, "The Funds and the Portfolios," delete the first sentence, "The Separate Account currently invests in 46 Portfolios of 13 Funds for the policies" and replace it with "The Separate Account currently invests in 48 Portfolios of 14 Funds for the policies."

      On page 22, add the following to the table showing the Funds, Portfolios and Investment Objectives available under the policies:

-------------------------------------------------------------------------------------
Fund                            Portfolios                 Investment Objectives
-------------------------------------------------------------------------------------
Scudder VIT Funds (Class        Scudder VIT EAFE(R)        capital appreciation
A Shares)                       Equity Index Fund

                                Scudder VIT Small Cap      capital appreciation
                                Index Fund
-------------------------------------------------------------------------------------

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010



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